Grandeur Peak Funds	GLOBAL OPPORTUNITIES FUND Investor Class: GPGOX | Institutional Class: GPGIX
Summary Prospectus August 31, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.grandeurpeakglobal.com/regulatory-reports/gpgox-gpgix. You can also get this information at no cost by calling 1-855-377-PEAK(7325), by sending an e-mail request to grandeurpeakglobal@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated August 31, 2019, along with the Fund’s most recent annual report dated April 30, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.GrandeurPeakGlobal.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.855.377.7325 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.GrandeurPeakGlobal.com.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses*	1.62%	1.37%
Fee Waiver and Expense Reimbursement**(1)	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.58%	1.33%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2020 except with the approval of the Fund’s Board of Trustees.

(1)

As part as the same Expense Agreement, effective September 1, 2019, the Adviser has agreed to waive annual management fees to the extent such fees exceed 1.10% on all assets above $500 million. This waiver of management fees is not subject to recapture by the Adviser.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2020. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$135	$430	$746	$1,641
Institutional Shares	$161	$507	$877	$1,916

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign and domestic small- and micro-cap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions).The Fund may also invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Micro-Cap Company Risk. The securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small- or mid-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. The Fund may need more time to purchase or sell its positions in such securities. Some micro-cap companies may not have much publicly available information relative to larger companies. Micro-cap companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any

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foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Small-Cap, and Mid-Cap Company Stock Risk. Small-cap and mid-cap company stocks may be very sensitive to changing economic conditions and market downturns. Small-cap, and mid-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may

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pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – March 31, 2012	16.08%
Worst Quarter – December 31, 2018	-16.07%

The Fund’s Investor Class shares year-to-date return as of June 30, 2019 was 18.77%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

	1 Year	5 Years	Since Inception (October 17, 2011)
Investor Class
Return Before Taxes	-17.97%	3.99%	11.02%
Return After Taxes on Distributions	-19.91%	2.53%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	-9.19%	3.08%	8.84%
Institutional Class
Return Before Taxes	-18.07%	4.19%	11.30%
MSCI ACWI Small Cap Index (reflects no deduction for fees, expenses or taxes)	-14.03%	4.00%	9.19%
MSCI ACWI IMI Index (reflects no deduction for fees, expenses or taxes)	-9.61%	4.72%	8.89%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Managers: Robert Gardiner, since inception in 2011. Blake Walker, since inception in 2011.

Guardian Portfolio Manager: Amy Hu Sunderland, since 2014.

PURCHASE AND SALE OF FUND SHARES

As of the close of business on March 5, 2014, the Fund was closed to new shareholders seeking to purchase shares of the Fund through financial intermediaries, subject to certain exceptions for financial advisors with an established position in the Fund and participants in certain qualified retirement plans with an existing position in the Fund. The Fund remains open to purchases from existing shareholders. New shareholders may purchase the Fund if they do so directly from Grandeur Peak Funds.

The Fund’s investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from a tax-advantaged investment plan will be subject to special tax rules.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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